UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 9, 2020

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02     Results of Operations and Financial Condition

On January 9, 2020, Franklin Covey Co. (the Company) announced its financial results for the first quarter of fiscal 2020, which ended on November 30, 2019.  A copy of the earnings release is being furnished as exhibit 99.1 to this current report on Form 8-K.

Certain information in this Report (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure

On December 30, 2019, the Company announced that it would host a discussion for shareholders and the financial community to review its financial results for the first quarter of fiscal 2020, which ended on November 30, 2019.  The discussion is scheduled to be held on Thursday, January 9, 2020, at 5:00 p.m. Eastern (3:00 p.m. Mountain).

Interested persons can participate by dialing 888-771-4371 (International participants may dial 847-585-4405), access code: 49302564.  Alternatively, a webcast will be accessible at the following Web site: https://www.edge.media-server.com/mmc/p/qm765v95.

A replay will be available from January 9 (7:30 p.m. ET) through January 16, 2020 by dialing 888-843-7419 (International participants may dial 630-652-3042), access code: 49302564#.  The webcast will remain accessible through January 16, 2020 on the Investor Relations area of the Company's website at: https://investor.franklincovey.com/phoenix.zhtml?c=102601&p=irol-IRHome.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

99.1	Earnings release dated January 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 9, 2020	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer